Earnings Conference Call First Quarter 2019 April 18, 2019 – 9:00am CT Exhibit 99.1

Forward-Looking Statements and Non-GAAP Measures We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks. We caution everyone to be guided in their analysis of Dover Corporation by referring to the documents we file from time to time with the SEC, including our Form 10-K for 2018, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, dovercorporation.com, where considerably more information can be found. In addition to financial measures based on U.S. GAAP, Dover provides supplemental non-GAAP financial information. Management uses non-GAAP measures in addition to GAAP measures to understand and compare operating results across periods, make resource allocation decisions, and for forecasting and other purposes. Management believes these non-GAAP measures reflect results in a manner that enables, in many instances, more meaningful analysis of trends and facilitates comparison of results across periods and to those of peer companies. These non-GAAP financial measures have no standardized meaning presented in U.S. GAAP and may not be comparable to other similarly titled measures used by other companies due to potential differences between the companies in calculations. The use of these non-GAAP measures has limitations and they should not be considered as substitutes for measures of financial performance and financial position as prepared in accordance with U.S. GAAP. Reconciliations and definitions are included either in this presentation or in Dover’s earnings release and investor supplement for the first quarter, which are available on Dover’s website.

Q1 2019 - Highlights Bookings down 2% to $1.8B Organic bookings were flat Adjusted diluted EPS from continuing operations(2) at $1.24, up 38% $0.06 benefit related to discrete tax items(3) Diluted EPS from continuing operations on a GAAP basis at $0.72, up 3% Other Activities Belanger acquisition closed on January 25, 2019 Divested Finder on April 2, 2019; loss on assets held for sale of $0.32 per share recorded in Q1 Revenue increases 5% to $1.7B Organic growth of 8% Adjusted earnings from continuing operations(1) increase 29% to $182M Earnings from continuing operations on a GAAP basis down 3% to $106M Segment performance Adjusted EBIT(1) increases 24% to $251M, with margin at 14.6% (+230 bps) Adjusted EBITDA(1) up 18% to $317M (1) Non-GAAP measures (definitions and reconciliations in appendix) (2) Adjusted diluted EPS excludes acquisition-related amortization, rightsizing and other costs, and a 2019 loss on assets held for sale (reconciliation in appendix) (3) Includes $8M of discrete tax benefits in the quarter

Q1 2019 – Financial Summary US GAAP from continuing operations Q1 2019 Q1 2018 ∆ Revenue ($M) 1,725 1,638 5% Earnings ($M) 106 109 (3%) Diluted EPS ($) 0.72 0.70 3% Non-GAAP(1) from continuing operations Adjusted EBIT – Segment ($M) 251 202 24% margin percent 14.6% 12.3% 230 bps Adjusted EBITDA – Segment ($M) 317 269 18% margin percent 18.4% 16.4% 200 bps Adjusted Earnings ($M) 182 141 29% Adjusted diluted EPS(2) ($) 1.24 0.90 38% (1) Non-GAAP measures (definition and reconciliation in appendix) (2) Adjusted diluted EPS excludes acquisition-related amortization, rightsizing and other costs, and a 2019 loss on assets held for sale (reconciliation in appendix) Note: Numbers may not add due to rounding

Q1 2019 - Revenue & Bookings Revenue Change in Organic Revenue: +$136M, or 8.3% By Region By Segment DRFE ASIA US OTHER OTHER AMER. Revenue Split ($M) 1,638 39 95 2 6 -55 1,725 1,827 -33 29 6 -54 1,785 9 Note: Numbers may not add due to rounding Bookings Change in Organic Bookings: +$2M, or 0.1% (1) Acquisitions: $8M, dispositions: $2M (2) Acquisitions: $11M, dispositions: $2M ($M) -2% -2% -3%

Q1 2019 – Adj. Segment EBIT & EBITDA Walk, and Earnings & Adj. Earnings Walk – (Continuing Operations basis) 16.4% 12.3% 14.6% 18.4% Change in Adjusted Segment EBIT (3) +$49M +24% Q1 2018 Q1 2019 202 -66 269 317 -3 32 19 67 251 (1) Depreciation: $31M, Amortization: $36M (2) Depreciation: $31M, Amortization: $36M (3) Non-GAAP measures (definition and reconciliation in appendix) Change in Adjusted Earnings from Continuing Operations (3) +$41M +29% 109 4 28 141 49 -1 -7 182 -47 -27 -3 Q1 2018 Q1 2019 ($M) ($M) Note: Numbers may not add due to rounding 106

Q1 2019 – Free Cash Flow 12.3% (1) Includes stock-based compensation and changes in other current and non-current assets and liabilities $M Q1 2019 Q1 2018 ∆ Net earnings $106 $131 ($26) Earnings from disc. ops. 0 (22) 22 Loss on assets held for sale 47 0 47 D&A 68 69 (1) Chg. in working capital (138) (47) (90) Chg. in other(1) (58) (115) 59 Cash flow from operations $25 $16 $9 Capex (37) (45) 8 Free cash flow ($13) ($29) $17 FCF as a % of revenue (0.7%) (1.8%) Note: Numbers may not add due to rounding

Segment Information

Engineered Systems – Financial Results 18.3% 18.0% 20.6% 15.4% Adjusted EBIT up 19% Adjusted EBIT margin up 260 bps Favorable volume and productivity ($M) Bookings Revenue Q1 2018 Q1 2019 Organic growth: 5.8% Adjusted EBIT, EBITDA & Margin(1) Printing & Identification Industrial 39 0 -24 687 672 103 25 0 123 19 141 0 -6 -1 124 -18 751 -33 -23 0 695 Organic decline: 4.4%, primarily driven by ESG (1) Non-GAAP measures (definition and reconciliation in appendix) (2) Depreciation: $9M, Amortization: $10M (3) Depreciation: $9M, Amortization: $9M ($M) ($M) Note: Numbers may not add due to rounding

Fluids – Financial Results 11.0% 19.3% 14.3% Adjusted EBIT up 45% Adjusted EBIT margin up 330 bps Favorable volume and conversion on strong organic growth ($M) Q1 2018 Q1 2019 Organic growth: 4.2% Organic growth: 15.1% 16.5% Fueling & Transport Pumps Process Solutions 628 95 6 -26 703 703 29 9 -29 713 69 34 104 38 2 0 -4 -3 136 -35 100 Bookings Revenue ($M) ($M) Adjusted EBIT, EBITDA & Margin (1) (1) Non-GAAP measures (definition and reconciliation in appendix) (2) Acquisitions: $8M, Dispositions: $2M (3) Acquisitions: $11M, Dispositions: $2M (4) Depreciation: $15M, Amortization: $19M (5) Acquisitions: $2M, Dispositions: $0M (6) Depreciation: $16M, Amortization: $20M Note: Numbers may not add due to rounding

Refrigeration & Food Equipment – Financial Results 12.6% 8.1% 12.0% Adjusted EBIT down 7% Favorable volume growth offset by mix 338 Q1 2018 Q1 2019 Organic growth: 0.7% 8.6% Refrigeration Food Equipment ($M) 2 0 -6 335 29 0 -1 14 43 -2 0 0 40 -13 27 Bookings Revenue 373 6 -2 0 377 Organic growth: 1.6% ($M) ($M) Adjusted EBIT, EBITDA & Margin (1) (1) Non-GAAP measures (definition and reconciliation in appendix) (2) Depreciation: $6M, Amortization: $7M (3) Depreciation: $6M, Amortization: $7M Note: Numbers may not add due to rounding

Q1 Adjusted EPS grew by 38% Q1 ‘18 impact from discrete tax items Adjusted EPS(1) ($/share) Q1 ’19 impact from discrete tax items (1) Adjusted diluted EPS excludes acquisition-related amortization, rightsizing and other costs, and a 2019 loss on assets held for sale (reconciliation in appendix) Note: Numbers may not add due to rounding

2019 FY Guidance

Updated FY 2019F Guidance 2019 Engineered Systems Fluids Refrigeration & Food Equip Total Organic revenue 4% - 5% 4% - 5% 1% - 3% 3% - 5% Acquisitions - 2% - 1% Dispositions - (1%) - (0%) Currency (1%) - (2%) (1%) - (2%) (1%) (1%) - (2%) Total revenue 3% - 4% 4% - 5% 0% - 2% 3% - 4% (1) Adjusted EPS excludes acquisition-related amortization costs, rightsizing and other costs, and a 2019 loss on assets held for sale; assumes 147.1 million weighted average shares Dollar/Euro assumption: 1.13 Adjusted EPS: $5.65 - $5.85(1) Note: Numbers may not add due to rounding

Appendix

Reconciliation of Q1 2019 Earnings from Continuing Operations to Adj. EBIT and Adj. EBITDA and calculation of Adj. EBIT margin and Adj. EBITDA margin by Segment (U.S. GAAP) Note: Numbers may not add due to rounding (1) Adjusted depreciation and amortization expense excludes depreciation and amortization included within rightsizing and other costs

Reconciliation of Q1 2018 Earnings from Continuing Operations to Adj. EBIT and Adj. EBITDA and calculation of Adj. EBIT margin and Adj. EBITDA margin by Segment (U.S. GAAP) Note: Numbers may not add due to rounding

Reconciliation of Adjusted Earnings from Continuing Operations to Earnings from Continuing Operations and calculation of Adjusted diluted EPS under U.S. GAAP Note: Numbers may not add due to rounding

Reconciliation of Free Cash Flow; and EPS from Continuing Operations to Adjusted EPS from Continuing Operations Reconciliation Free Cash Flow Reconciliation Adjusted EPS from Continuing Operations Reconciliation   Range 2019 Guidance for Earnings per Share from Continuing Operations (GAAP) $4.53   $4.73 Acquisition-related amortization, net   0.72   Rightsizing and other costs, net   0.08   Loss on assets held for sale   0.32   2019 Guidance for Adjusted Earnings per Share from Continuing Operations $5.65   $5.85 Note: Numbers may not add due to rounding

Non-GAAP Definitions Definitions of Non-GAAP Measures: Adjusted Earnings from Continuing Operations: is defined as earnings from continuing operations adjusted for the effect of acquisition-related amortization, rightsizing and other costs, and a 2019 loss on assets held for sale. Adjusted Diluted Earnings Per Share from Continuing Operations: is defined as adjusted net earnings from continuing operations divided by average diluted shares. Adjusted EBIT by Segment: is defined as earnings from continuing operations before income taxes, net interest expense, corporate expenses, rightsizing activities and other costs and a 2019 loss on assets held for sale. Adjusted EBIT Margin by Segment: is defined as adjusted EBIT by segment divided by segment revenue. Adjusted EBITDA by Segment: is defined as adjusted EBIT by segment plus depreciation and amortization, excluding depreciation and amortization included within rightsizing and other costs. Adjusted EBITDA Margin by Segment: is defined as adjusted EBITDA by segment divided by segment revenue. Free Cash Flow: is defined as net cash provided by operating activities minus capital expenditures. Organic Revenue Growth: is defined as revenue growth excluding the impact of foreign currency exchange rates and the impact of acquisition and dispositions. The tables included in this presentation provide reconciliations of the non-GAAP measures used in this presentation to the most directly comparable U.S. GAAP measures. Further information regarding management’s use of these non-GAAP measures is included in Dover’s earnings release and investor supplement for the first quarter.